UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017

THE CHRON ORGANIZATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55771	20-8881686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5851 Legacy Circle, Suite 600

Plano, Texas 75024

(Address of principal executive offices) (zip code)

(972) 900-2870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On November 3, 2017, The Chron Organization, Inc. (the “Company”) entered into an Equity Purchase Agreement and a registration rights agreement (the “Registration Rights Agreement”) with Bellridge Capital, L.P. (“Bellridge”), pursuant to which Bellridge has agreed to purchase from us up to $2,500,000 in shares of our common stock, subject to certain limitations from time to time over a 24-month period commencing four trading days after the date of effectiveness of a registration statement which provides for the resale of such shares pursuant to the Registration Rights Agreement. The shares issuable to Bellridge under the Equity Purchase Agreement are being offered pursuant to this prospectus. The likelihood that the Company will receive the full amount of proceeds available under the Equity Purchase Agreement and its reliance on Bellridge as a source of funding will depend on a number of factors, including the prevailing market price of our common stock and the extent to which we are able to secure working capital from other sources. No fees or commissions are required to be paid upon the sale to Bellridge of these shares. The Company agreed to reimburse Bellridge $12,500 for legal fees incurred in connection with this transaction.

Upon the effectiveness of a registration statement which provides for the resale of the shares, we may direct Bellridge, at our sole discretion and subject to certain conditions, to purchase a minimum of $25,000 and a maximum of $250,000 of shares (each a “Draw Down”) that is no more than 300% of the average trading volume of our common stock during the 10-day period immediately prior to the Draw Down. The purchase price of the shares under the Equity Purchase Agreement is 80% multiplied by the lowest trade price of our common stock during the five trading days immediately prior to each Draw Down notice representing a 20% discount.

As consideration for its commitment to purchase shares of common stock pursuant to the Equity Purchase Agreement, we agreed to issue to Bellridge 5,756,579 shares of common stock.

The Company also entered into a memorandum of understanding with Bellridge dated as of November 3, 2017 (the “MOU”). The MOU requires the Company to, among other things, file a registration statement on Form S-1 with the Commission (the “Debenture Registration Statement”) on or before December 25, 2017 to register the resale by Bellridge of all Debenture Registrable Securities. “Debenture Registrable Securities” means (i) all shares of Common Stock issuable upon conversion of the debentures issued to Bellridge by the Company (collectively the “Debentures”) including the 10% Original Issue Convertible Debenture issued by the Company to Bellridge on March 17, 2017 and the 10% original Issue Convertible Debenture issued by the Company to Bellridge on June 20, 2017 and (ii) all shares of Common Stock issuable upon the exercise of the exercise of warrants issued to Bellridge by the Company (the “Warrants”) as of the date of the MOU; subject to any limits that may be imposed by the Securities and Exchange Commission, and provided that a share of Common Stock shall cease to be a Debenture Registrable Security upon the earliest to occur of the following: (a) its sale pursuant to the Debenture Registration Statement or Rule 144 under the Securities Act; or (B) it becomes eligible for resale by its holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions. If the Company has not filed the Debenture Registration Statement with the Commission by December 25, 2017 (unless the registration of the Debenture Registrable Securities is prohibited by the Securities and Exchange Commission) or the Debenture Registration Statement has not been declared effective by the Commission by February 28, 2018, then (a) the face amount of each of the outstanding Debentures shall increase by 150%, (b) the Purchaser may declare an event of default under the Debentures and (c) the Purchaser may avail itself of any other rights and remedies it has under the Debenture, or at law or otherwise. The rights provided in this section are in addition to and not in lieu of any rights the Purchaser has under the Securities Purchase Agreements, between the Purchaser and the Company, entered into in connection with the Debentures and Warrants. In the event that the Commission prohibits the Debenture Registration Statement, then the penalties in the MOU shall not apply, and the Company agrees to repay the Debentures pursuant to the documentation entered into on March 17, 2017 and June 20, 2017 (as referenced above).

The foregoing descriptions of the Equity Purchase Agreement, Registration Rights Agreement and MOU do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, Registration Rights Agreement and MOU which are attached as Exhibits 10.1, 10.2 and 10.3 respectively to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the securities whose information is set forth in Item 1.01 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financials Statements and Exhibits.

Description

10.1	Securities Purchase Agreement between The Chron Organization, Inc. and Bellridge Capital L.P. dated as of November 3, 2017.

10.2	Registration Rights Agreement between The Chron Organization, Inc. and Bellridge Capital L.P. dated as of November 3, 2017.

10.3	Memorandum of Understanding between The Chron Organization, Inc. and Bellridge Capital L.P. dated as of November 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHRON ORGANIZATION, INC.

Dated: November 8, 2017	By:	/s/ Alex Rodriguez
Alex Rodriguez
President and Chief Executive Officer